UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): June 25, 2009
Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

0-21258	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33966

(Address of Principal Executive Offices)	(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective June 25, 2009, the stockholders of Chico’s FAS, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated Articles of Incorporation requiring majority voting in uncontested director elections, as had been proposed by the Company’s Board of Directors in the proxy statement for its 2009 Annual Meeting.
     The Amended and Restated Articles of Incorporation of the Company, as further amended, provide that (i) where an election is uncontested, each director shall be elected if the number of votes “FOR” a nominee exceed the votes cast “AGAINST” a nominee, with abstentions and non-votes not counting and (ii) where an election is contested, the nominees receiving the greatest number of votes “FOR” their election, up to the number of directors to be elected, shall be elected. For these purposes, an election is considered “contested” if (i) the Secretary of the Company has received a notice that a stockholder has nominated a person for election to the Board in compliance with the advance notice requirements for stockholder nominees for directors and (ii) such nomination has not been withdrawn by such stockholder on or prior to the tenth (10th) business day preceding the date the Company first mails its notice of meeting to the stockholders. The newly ratified amendment to the Amended and Restated Articles will be filed with the Department of State of the State of Florida such that thereafter, in an election that is uncontested, a nominee who is not an incumbent director and who receives a greater number of “against” votes than “for” votes will not be elected to the Board. The new voting standard applies to uncontested elections of directors beginning with the 2010 Annual Meeting of stockholders.
     The description in this report of the amendment to the Amended and Restated Articles of Incorporation does not purport to be complete and is qualified in its entirety by reference to the amendment as reflected in the Articles of Amendment to the Amended and Restated Articles of Incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     Also, by action of the Company’s Board of Directors taken on June 25, 2009, the Company amended its Amended and Restated By-Laws to indicate that its director elections were subject to the provisions of its Amended and Restated Articles of Incorporation, including the amendment discussed above.
     A copy of the amendment to the Amended and Restated By-Laws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit 3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation, adopted effective June 25, 2009

Exhibit 3.2	Amendment to the Amended and Restated By-Laws of Chico’s FAS, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.
Date: June 26, 2009	By:	/s/ Kent A. Kleeberger
Kent A. Kleeberger, Executive Vice President —
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation, adopted effective June 25, 2009

Exhibit 3.2	Amendment to the Amended and Restated By-Laws of Chico’s FAS, Inc.

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